Principal Variable Contracts Funds, Inc.

Supplement dated December 16, 2016
to the Statutory Prospectus dated May 1, 2016
(as supplemented on June 17, 2016, June 30, 2016, July 29, 2016,
November 2, 2016, and November 15, 2016)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BALANCED ACCOUNT
On December 13, 2016, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Balanced Account by the Diversified Balanced Account (the “Proposed Merger”). April 5, 2017 shall be the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of Balanced Account tentatively scheduled for May 25, 2017. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of Balanced Account in April 2017. The Account expects that insurance companies who are investors of record will provide more information to the variable life policy owners and variable annuity contract owners about the merger. The Proposed Merger, if approved by shareholders, is expected to occur on May 26, 2017. In preparation for the merger, the Balanced Account may alter its investment approach.

SUMMARY FOR PRINCIPAL LIFETIME 2060 ACCOUNT
In the Average Annual Total Returns table, change “S&P Target Date 2055+ Index” to “S&P Target Date 2055 Index”.
Effective December 31, 2016, insert a row above “S&P Target Date 2055 Index”, and add the following:

Average Annual Total Returns
For the periods ended December 31, 2015	Past 1 Year	Life of Account
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	(0.66)%	7.11%
Effective December 31, 2016, add the following paragraph after the Average Annual Total Returns table:
Effective December 31, 2016, the Account’s primary benchmark changed from S&P Target Date 2055 Index to the S&P Target Date 2060+ Index because of the recent availability of the index which more closely aligns with the investment approach of the Account.

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